Contact Information: Investor Relations 941-556-2601 investor-relations@roperind.com	Roper Industries, Inc.

Roper Industries Announces Record Results for Fourth Quarter and Full Year 2012

Sarasota, Florida, January 28, 2013 ... Roper Industries, Inc. (NYSE: ROP), a diversified growth company, reported financial results for the fourth quarter and full year ended December 31, 2012.

Roper reports results, including revenue, operating margin, net income and diluted earnings per share, on a GAAP and non-GAAP basis.  The company's guidance is provided on a non-GAAP basis.  Non-GAAP measures are reconciled to the corresponding GAAP measures at the end of this release.

Fourth Quarter 2012

Fourth quarter GAAP diluted earnings per share were $1.44 and non-GAAP diluted earnings per share were $1.48.  GAAP revenue increased 10% to $810 million and non-GAAP revenue, which excludes a fair value adjustment to acquired deferred revenue, was $816 million.  GAAP operating margin increased 250 basis points to 27.8%, while non-GAAP operating margin was 28.3%, a 300 basis point increase over the prior year.  Operating cash flow in the quarter was $212 million.

"Our businesses performed exceptionally well in the fourth quarter, as we established records for revenue, orders, gross margin, operating profit, net earnings and cash flow," said Brian Jellison, Roper's Chairman, President and CEO.  "EBITDA reached $275 million, or 33.7% of revenue, reflecting the contribution of Sunquest and strong operating leverage on organic growth."

Full Year 2012

"Full year performance across the enterprise was outstanding throughout the year with record levels of revenue, income and cash flow," said Mr. Jellison.  "Operating margin expansion was consistent and broad-based, as margins expanded in each of our segments in every quarter of 2012, a reflection of the strength of our business leaders and our disciplined operating model.  Gross margin expanded to 56% for the year.  Our consistent focus on high margin businesses, differentiated technology and nimble execution continues to deliver exceptional results."

GAAP diluted earnings per share for the year were $4.86 and non-GAAP diluted earnings per share were $4.96.  GAAP revenue was $3.0 billion, up 7% over the prior year.  GAAP operating margin increased 170 basis points to 25.3%, while non-GAAP operating margin was 25.7%, a 210 basis point increase over the prior year.  Operating cash flow was a record $678 million.  Free cash flow increased 14% to $639 million and represented 21% of GAAP revenue.

"We invested over $1.4 billion in acquisitions during 2012, adding Sunquest as a new growth platform, as well as attractive bolt-on businesses to our existing platforms," said Mr. Jellison.  "We successfully issued $900 million in senior notes during the fourth quarter and ended the year with a strong balance sheet, including over $1.5 billion in cash and available liquidity.  We continue to have an attractive pipeline of opportunities and are well positioned as we enter 2013."

2013 Outlook and Guidance

Roper expects 2013 full year non-GAAP diluted earnings per share (DEPS) between $5.60 - $5.82 with expected first quarter non-GAAP DEPS between $1.19 and $1.23.

The company's guidance is provided on a non-GAAP basis, which excludes the fair value adjustment to acquired deferred revenue resulting from the Sunquest acquisition.  The company's guidance excludes future acquisitions.

Use of Non-GAAP Financial Information

The company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making.  Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables.  The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Table 1:  Q4 Revenue Growth Detail
	Q4 2011	Q4 2012	V %
GAAP Revenue	$739	$810	10%
Non-GAAP Revenue	$739	$816	10%

Components of growth – GAAP
Organic Growth			3%
Acquisitions			7%
Foreign Exchange			(0%)
Total Growth			10%

Table 2:  Free Cash Flow Reconciliation
	2011	2012	V%
GAAP Revenue (B)	$2,797	$2,993	7%
Non-GAAP Revenue (C)	$2,797	$3,003	7%

Operating Cash Flow	602	678
Less: Capital Expenditures	(41)	(38)
Rounding	-	(1)
Free Cash Flow (A)	561	639	14%

% of GAAP Revenue (A) / (B)	20.0%	21.4%
% of Non-GAAP Revenue (A) / (C)	20.0%	21.3%

Table 3:  EBITDA Reconciliation
Q4 2012
GAAP Revenue	$809.9
Non-GAAP Revenue (B)	$815.9

GAAP Net Earnings	143.5
Add: Interest Expense	20.5
Add: Income Taxes	61.3
Add: Depreciation & Amortization	44.0
Add: Fair Value Adjustment to Acquired Deferred Revenue	6.0
EBITDA (A)	$275.3

% of Non-GAAP Revenue (A) / (B)	33.7%

Conference Call to be Held at 8:30 AM (ET) Today

A conference call to discuss these results has been scheduled for 8:30 AM ET on Monday, January 28, 2013.  The call can be accessed via webcast or by dialing +1 888-438-5524 (US/Canada) or +1 719-457-2645, using confirmation code 6945605.  Webcast information and conference call materials will be made available in the Investors section of Roper's website (www.roperind.com) prior to the start of the call.  Telephonic replays will be available for up to two weeks by calling +1 719-457-0820 and using the access code 6945605.

About Roper Industries

Roper Industries is a diversified growth company and is a constituent of the S&P 500, Fortune 1000, and the Russell 1000 indices. Roper provides engineered products and solutions for global niche markets, including water, energy, transportation, medical, education, and SaaS-based information networks. Additional information about Roper is available on the company's website at www.roperind.com.

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations.  Forward-looking statements may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes" or "intends" and similar words and phrases.  These statements reflect management's current beliefs and are not guarantees of future performance.  They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include our ability to integrate acquisitions and realize expected synergies.  We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions, unfavorable changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, difficulties in making and integrating acquisitions, risks associated with newly acquired businesses, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation and potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products.  Important risks may be discussed in current and subsequent filings with the SEC.  You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

# # #

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(Amounts in thousands)

	December 31,	December 31,
ASSETS	2012	2011

CURRENT ASSETS:
Cash and cash equivalents	$370,590	$338,101
Accounts receivable	526,408	439,134
Inventories	190,867	204,758
Unbilled receivable	72,193	63,829
Deferred taxes	45,788	38,004
Other current assets	43,492	31,647
Total current assets	1,249,338	1,115,473

PROPERTY, PLANT AND EQUIPMENT, NET	110,397	108,775

OTHER ASSETS:
Goodwill	3,868,857	2,866,426
Other intangible assets, net	1,698,867	1,094,142
Deferred taxes	74,848	63,006
Other assets	68,797	71,595
Total other assets	5,711,369	4,095,169

TOTAL ASSETS	$7,071,104	$5,319,417

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$138,340	$141,943
Accrued liabilities	424,987	322,904
Income taxes payable	-	8,895
Deferred taxes	3,868	10,548
Current portion of long-term debt	513,928	69,906
Total current liabilities	1,081,123	554,196

NONCURRENT LIABILITIES:
Long-term debt	1,508,194	1,015,110
Deferred taxes	707,278	482,603
Other liabilities	86,783	72,412
Total liabilities	3,383,378	2,124,321

STOCKHOLDERS' EQUITY:
Common stock	1,006	987
Additional paid-in capital	1,158,001	1,117,093
Retained earnings	2,489,858	2,063,110
Accumulated other comprehensive earnings	58,537	33,800
Treasury stock	(19,676)	(19,894)
Total stockholders' equity	3,687,726	3,195,096

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,071,104	$5,319,417

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
(Amounts in thousands, except per share data)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2012	2011	2012	2011

Net sales	$809,910	$739,204	$2,993,489	$2,797,089
Cost of sales	343,549	333,355	1,321,772	1,281,525

Gross profit	466,361	405,849	1,671,717	1,515,564

Selling, general and administrative expenses	241,119	218,495	914,130	855,025

Income from operations	225,242	187,354	757,587	660,539

Interest expense	20,509	15,383	67,525	63,648
Loss on extinguishment of debt	-	-	(1,043)	-
Other income/(expense)	106	(548)	(2,338)	8,096

Earnings from continuing operations before
income taxes	204,839	171,423	686,681	604,987

Income taxes	61,309	49,747	203,321	177,740

Net Earnings	$143,530	$121,676	$483,360	$427,247

Earnings per share:
Basic	$1.46	$1.26	$4.95	$4.45
Diluted	$1.44	$1.23	$4.86	$4.34

Weighted average common and common
equivalent shares outstanding:
Basic	98,422	96,455	97,702	95,959
Diluted	99,576	98,662	99,558	98,386

Roper Industries, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
(Amounts in thousands and percents of net sales)

	Three months ended December 31,				Twelve months ended December 31,
	2012		2011		2012		2011
	Amount	%	Amount	%	Amount	%	Amount	%
Net sales:
Industrial Technology	$197,152		$198,661		$795,240		$737,356
Energy Systems & Controls	184,608		172,034		646,116		597,802
Medical & Scientific Imaging	217,628		157,782		703,835		610,617
RF Technology	210,522		210,727		848,298		851,314
Total	$809,910		$739,204		$2,993,489		$2,797,089

Gross profit:
Industrial Technology(1)	$106,178	53.9%	$97,947	49.3%	$410,180	51.6%	$366,967	49.8%
Energy Systems & Controls	109,291	59.2%	99,356	57.8%	363,616	56.3%	331,746	55.5%
Medical & Scientific Imaging(2)	139,084	63.9%	100,947	64.0%	453,495	64.4%	386,242	63.3%
RF Technology	111,808	53.1%	107,599	51.1%	444,426	52.4%	430,609	50.6%
Total	$466,361	57.6%	$405,849	54.9%	$1,671,717	55.8%	$1,515,564	54.2%

Operating profit*:
Industrial Technology(1)	$64,480	32.7%	$58,032	29.2%	$244,691	30.8%	$208,188	28.2%
Energy Systems & Controls	61,075	33.1%	52,537	30.5%	179,824	27.8%	157,960	26.4%
Medical & Scientific Imaging(2)	62,015	28.5%	39,377	25.0%	187,246	26.6%	148,376	24.3%
RF Technology	56,819	27.0%	52,464	24.9%	223,335	26.3%	202,877	23.8%
Total	$244,389	30.2%	$202,410	27.4%	$835,096	27.9%	$717,401	25.6%

Net Orders:
Industrial Technology	$185,285		$184,051		$783,362		$767,020
Energy Systems & Controls	175,596		171,905		634,051		608,538
Medical & Scientific Imaging	208,784		153,335		703,034		612,787
RF Technology	209,399		185,390		871,225		834,903
Total	$779,064		$694,681		$2,991,672		$2,823,248

* Operating profit is before unallocated corporate general and administrative expenses. These expenses were $19,147 and $15,056 for the three months ended December 31, 2012 and 2011, respectively, and $77,509 and $56,862 for the twelve months ended December 31, 2012 and 2011, respectively.

(1) Includes a favorable fourth quarter 2012 accounts payable correction of $5.5 million.

(2) Includes a fourth quarter 2012 charge for inventory and tooling for a medical product line of $4.0 million.

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(Amounts in thousands)

	Twelve months ended
	December 31,
	2012	2011

Net earnings	$483,360	$427,247
Non-cash items:
Depreciation	37,888	36,780
Amortization	116,860	103,363
Stock-based compensation expense	40,773	31,730
Income taxes	(15,988)	14,526
Changes in assets and liabilities:
Receivables	(21,577)	(21,574)
Inventory	18,361	(23,033)
Accounts payable	(8,480)	1,903
Accrued liabilities	17,689	22,444
Other, net	8,966	8,232
Cash provided by operating activities	677,852	601,618

Business acquisitions, net of cash acquired	(1,467,772)	(233,594)
Capital expenditures	(38,405)	(40,702)
Other, net	632	(1,453)
Cash used by investing activities	(1,505,545)	(275,749)

Principal debt borrowings	900,000	-
Principal debt payments	(57,304)	(26,457)
Revolver borrowings (payments), net	100,000	(230,000)
Debt issuance costs	(12,213)	-
Dividends	(69,903)	(42,090)
Excess tax benefit from share-based payment	30,747	12,664
Proceeds from stock-based compensation, net	37,679	28,167
Redemption premium on convertible debt	(76,641)	-
Other, net	1,505	1,037
Cash provided by (used in) financing activities	853,870	(256,679)

Effect of exchange rate changes on cash	6,312	(1,483)

Net increase in cash and equivalents	32,489	67,707
Cash and equivalents, beginning of period	338,101	270,394

Cash and equivalents, end of period	$370,590	$338,101

ROPER INDUSTRIES INC.
CONDENSED CONSOLIDATED STATEMENT OF EARNINGS - RECONCILIATION OF GAAP TO NON-GAAP
(Amounts in thousands, except per share data)

		Adjustment
	2012 4th Quarter GAAP	Fair Value Adjustment to Acquired Deferred Revenue	2012 4th Quarter Non-GAAP
Net Sales	$809,910	$5,952	$815,862
Cost of Sales	343,549	-	343,549
Gross Profit	466,361	5,952	472,313
Selling, general and administrative expenses	221,972	-	221,972
Segment income from operations	244,389	5,952	250,341
Corporate general and administrative expenses	19,147	-	19,147
Income from operations	225,242	5,952	231,194
Interest Expense	20,509	-	20,509
Other income (expense)	106	-	106
Earnings from continuing operations before income taxes	204,839	5,952	210,791
IncomeTaxes (1)	61,309	2,083	63,392
Tax Rate	29.9%	35.0%	30.1%

Net Earnings	$143,530	$3,869	$147,398

Weighted average common shares outstanding	99,576		99,576

Diluted earnings per share	$1.44		$1.48

(1) For the adjustment, the company used a 35% tax rate, as this adjustment is a US-based item and 35% is the statutory tax rate in the United States

ROPER INDUSTRIES INC.
CONDENSED CONSOLIDATED STATEMENT OF EARNINGS - RECONCILIATION OF GAAP TO NON-GAAP
(Amounts in thousands, except per share data)
		Adjustments
	2012 Fully Year Reported	Fair Value Adjustment to Acquired Deferred Revenue	Sunquest Acquisition-Related Expenses	Debt Extinguishment Charge	2012 Fully Year Adjusted
Net Sales	$2,993,489	$9,082	$-	$-	$3,002,571
Cost of Sales	1,321,772	-	-	-	1,321,772
Gross Profit	1,671,717	9,082	-	-	1,680,799
Selling, general and administrative expenses	836,621	-	-	-	836,621
Segment income from operations	835,096	9,082	-	-	844,178
Corporate general and administrative expenses	77,509	-	(6,308)	-	71,201
Income from operations	757,587	9,082	6,308	-	772,977
Interest Expense	67,525	-	-	-	67,525
Other income (expense)	(3,381)	-	-	1,043	(2,338)
Earnings from continuing operations before income taxes	686,681	9,082	6,308	1,043	703,114
IncomeTaxes (1)	203,321	3,179	2,208	365	209,073
Tax Rate	29.6%	35.0%	35.0%	35.0%	29.7%

Net Earnings	$483,360	$5,903	$4,100	$678	$494,041

Weighted average common shares outstanding	99,558				99,558

Diluted earnings per share	$4.86				$4.96

(1) For the three adjustments, the company used a 35% tax rate, as these adjustments are all US-based items, and 35% is the statutory tax rate in the United States